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Exhibit 24-1

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, Esq., R.D. Kump, L. Blum, Esq. and F. Lee, Esq. and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, in connection with the registration of up to $1 billion of common stock, preferred stock, trust preferred and long-term debt securities of the Corporation, any and all amendments to such Registration Statement and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

        IN WITNESS WHEREOF, the undersigned has set his or her hand this 13th day of June, 2003.

/s/ WESLEY W. VON SCHACK Wesley W. von Schack

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, Esq., R.D. Kump, L. Blum, Esq. and F. Lee, Esq. and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, in connection with the registration of up to $1 billion of common stock, preferred stock, trust preferred and long-term debt securities of the Corporation, any and all amendments to such Registration Statement and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

        IN WITNESS WHEREOF, the undersigned has set his or her hand this 13th day of June, 2003.

/s/ KENNETH M. JASINSKI Kenneth M. Jasinski

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, Esq., R.D. Kump, L. Blum, Esq. and F. Lee, Esq. and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, in connection with the registration of up to $1 billion of common stock, preferred stock, trust preferred and long-term debt securities of the Corporation, any and all amendments to such Registration Statement and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

        IN WITNESS WHEREOF, the undersigned has set his or her hand this 5th day of June, 2003.

/s/ ROBERT E. RUDE Robert E. Rude

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POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, Esq., R.D. Kump, L. Blum, Esq. and F. Lee, Esq. and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, in connection with the registration of up to $1 billion of common stock, preferred stock, trust preferred and long-term debt securities of the Corporation, any and all amendments to such Registration Statement and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

        IN WITNESS WHEREOF, the undersigned has set his or her hand this 13th day of June, 2003.

/s/ RICHARD AURELIO Richard Aurelio

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, Esq., R.D. Kump, L. Blum, Esq. and F. Lee, Esq. and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, in connection with the registration of up to $1 billion of common stock, preferred stock, trust preferred and long-term debt securities of the Corporation, any and all amendments to such Registration Statement and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

        IN WITNESS WHEREOF, the undersigned has set his or her hand this 13th day of June, 2003.

/s/ JAMES A. CARRIGG James A. Carrigg

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, Esq., R.D. Kump, L. Blum, Esq. and F. Lee, Esq. and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, in connection with the registration of up to $1 billion of common stock, preferred stock, trust preferred and long-term debt securities of the Corporation, any and all amendments to such Registration Statement and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

        IN WITNESS WHEREOF, the undersigned has set his or her hand this 13th day of June, 2003.

/s/ JOSEPH J. CASTIGLIA Joseph J. Castiglia

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, Esq., R.D. Kump, L. Blum, Esq. and F. Lee, Esq. and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, in connection with the registration of up to $1 billion of common stock, preferred stock, trust preferred and long-term debt securities of the Corporation, any and all amendments to such Registration Statement and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

        IN WITNESS WHEREOF, the undersigned has set his or her hand this 13th day of June, 2003.

/s/ LOIS B. DEFLEUR Lois B. DeFleur

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, Esq., R.D. Kump, L. Blum, Esq. and F. Lee, Esq. and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, in connection with the registration of up to $1 billion of common stock, preferred stock, trust preferred and long-term debt securities of the Corporation, any and all amendments to such Registration Statement and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

        IN WITNESS WHEREOF, the undersigned has set his or her hand this 13th day of June, 2003.

/s/ G. JEAN HOWARD G. Jean Howard

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, Esq., R.D. Kump, L. Blum, Esq. and F. Lee, Esq. and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, in connection with the registration of up to $1 billion of common stock, preferred stock, trust preferred and long-term debt securities of the Corporation, any and all amendments to such Registration Statement and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

        IN WITNESS WHEREOF, the undersigned has set his or her hand this 13th day of June, 2003.

/s/ DAVID M. JAGGER David M. Jagger

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, Esq., R.D. Kump, L. Blum, Esq. and F. Lee, Esq. and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, in connection with the registration of up to $1 billion of common stock, preferred stock, trust preferred and long-term debt securities of the Corporation, any and all amendments to such Registration Statement and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

        IN WITNESS WHEREOF, the undersigned has set his or her hand this 13th day of June, 2003.

/s/ JOHN M. KEELER John M. Keeler

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, Esq., R.D. Kump, L. Blum, Esq. and F. Lee, Esq. and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, in connection with the registration of up to $1 billion of common stock, preferred stock, trust preferred and long-term debt securities of the Corporation, any and all amendments to such Registration Statement and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

        IN WITNESS WHEREOF, the undersigned has set his or her hand this 13th day of June, 2003.

/s/ BEN E. LYNCH Ben E. Lynch

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, Esq., R.D. Kump, L. Blum, Esq. and F. Lee, Esq. and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, in connection with the registration of up to $1 billion of common stock, preferred stock, trust preferred and long-term debt securities of the Corporation, any and all amendments to such Registration Statement and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

        IN WITNESS WHEREOF, the undersigned has set his or her hand this 13th day of June, 2003.

/s/ PETER J. MOYNIHAN Peter J. Moynihan

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, Esq., R.D. Kump, L. Blum, Esq. and F. Lee, Esq. and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, in connection with the registration of up to $1 billion of common stock, preferred stock, trust preferred and long-term debt securities of the Corporation, any and all amendments to such Registration Statement and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

        IN WITNESS WHEREOF, the undersigned has set his or her hand this 13th day of June, 2003.

/s/ WALTER G. RICH Walter G. Rich

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  Exhibit 24-1